UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2013 (December 31, 2012)

CARE INVESTMENT TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54474	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 446-1410

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On December 31, 2012 (the “Effective Date”), Care Investment Trust Inc. (“Care” or the “Company”) entered into a Contribution Agreement (the “Contribution Agreement”) with Tiptree Financial Partners, L.P. (“Tiptree”), a Delaware limited partnership, and Tiptree Operating Company, LLC (the “Operating Subsidiary”), a newly formed Delaware limited liability company and wholly owned subsidiary of the Company. As of the Effective Date, Tiptree owned approximately 90.8% of the issued and outstanding shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). Tiptree is a diversified financial services holding company that, in addition to its investment in the Company, currently operates in the following sectors: real estate, insurance, corporate and tax exempt credit and asset management.

Pursuant to the Contribution Agreement, and subject to its terms and conditions, (i) the Company will contribute all of its assets (other than its ownership of common units (“Common Units”) of the Operating Subsidiary) to the Operating Subsidiary in exchange for 10,289,192 Common Units representing an approximately 25% interest in the Operating Subsidiary (the “Company Contribution”), and (ii) Tiptree will contribute substantially all of its assets (other than its shares of the Company’s Common Stock, cash in an aggregate amount equal to the purchase price of the Warrants (as defined below), Tiptree’s partnership records and Tiptree’s rights under the Contribution Agreement and other transaction documents) to the Operating Subsidiary (the “Tiptree Contribution” and, together with the Company Contribution, the “Contribution Transactions”) in exchange for 31,007,471 Common Units representing an approximately 75% interest in the Operating Subsidiary and 31,007,471 shares of the Company’s newly classified Class B Common Stock, par value $0.001 per share (“Class B Common Stock”). If at any time prior to the Closing (as defined in the Contribution Agreement), Tiptree in connection with compensatory or incentive plans or third-party transactions, issues any common units, or equity interests convertible, exchangeable or exercisable for its common units, the number of Common Units and shares of Class B Common Stock issued to Tiptree pursuant to the Tiptree Contribution will be increased by an aggregate amount equal to the product of the aggregate number of Tiptree common units outstanding immediately prior to the closing of such transaction multiplied by 2.798. This increase shall not exceed 139,900 Common Units and 139,900 shares of Class B Common Stock with respect to issuances under any compensatory or incentive plan and shall not exceed 2,000,000 Common Units and 2,000,000 shares of Class B Common Stock with respect to issuances in connection with any third-party transaction. In connection with the Tiptree Contribution, the Operating Subsidiary will assume all of the liabilities and obligations relating to the transferred assets.

In addition, at Closing, Tiptree will pay the Operating Subsidiary (a) $4,327,500 in cash for warrants to purchase an aggregate of 2,098,500 Common Units at an exercise price of $8.48 per Common Unit and (b) $6,846,380 in cash for a warrant to purchase 1,510,920 Common Units at an exercise price of $5.36 per Common Unit (collectively, the “Warrants”).

Immediately prior to Closing, the Company, subject to approval of the Company’s stockholders, will file with the Maryland Department of Assessments and Taxation (“MSDAT”) its Fourth Articles of Amendment and Restatement, substantially in the form attached as Exhibit A to the Contribution Agreement (the “Amended and Restated Charter”), in order to, among other things, (i) change the name of the Company to “Tiptree Financial Inc.”, (ii) rename the Common Stock as “Class A Common Stock”, with no change to the economic or voting rights of such stock (“Class A Common Stock”), (iii) reclassify 50,000,000 authorized and unissued shares of Common Stock as Class B Common Stock, and (iv) remove certain provisions related to the Company’s qualification as a real estate investment trust (“REIT”). Holders of the Class A Common Stock and the Class B Common Stock will vote together as a single class, subject to certain exceptions, but holders of Class B Common Stock will have no economic rights in the Company, including no right to receive dividends or distributions, upon liquidation or dissolution of the Company or otherwise.

In addition, at Closing, on the terms and subject to the conditions set forth in the Contribution Agreement, the Company and Tiptree will enter into the Amended and Restated Limited Liability Company Agreement of the Operating Subsidiary (the “Operating Agreement”), substantially in the form attached as Exhibit C to the Contribution Agreement. Pursuant to the Operating Agreement, beginning one year after the date of the Operating Agreement, holders of Common Units will have the right to cause the Operating Subsidiary to redeem their Common Units for an equal number of shares of Class A Common Stock, subject to certain adjustments; provided, that, the Company, at its sole option and discretion, has the right to deliver to the redeeming holder a cash amount (or a combination of cash and shares) based on the market value of the Class A Common Stock on the date of redemption. Upon redemption of each Common Unit by Tiptree, one share of Class B Common Stock held by

Tiptree will be redeemed by the Company for no consideration. The Company will be the initial managing member of Operating Subsidiary and transfers of Common Units without prior written consent of the managing member will be subject to certain restrictions.

At the Closing, the Company and Tiptree will enter into a Registration Rights Agreement, substantially in the form attached as Exhibit B to the Contribution Agreement. Pursuant to the Registration Rights Agreement, on or prior to the first anniversary of the Closing, Care is required to prepare and file a “shelf” registration statement with respect to the resale of the shares of Class A Common Stock that may be issued pursuant to the redemption of Common Units described above.

In connection with the Contribution Transactions, Tiptree intends to privately offer to qualified Tiptree limited partners the right to receive shares of Common Stock currently owned by Tiptree, in exchange for such limited partners’ proportionate interests in Tiptree.

The Contribution Agreement contains customary representations, warranties and covenants made by the Company, Tiptree and the Operating Subsidiary. The Company and Tiptree have agreed to operate their businesses in the ordinary course consistent with past practices until the Closing.

The Contribution Transactions are subject to customary closing conditions, including, among others, accuracy of representations and warranties, compliance with pre-closing covenants and absence of any material adverse change, as well as a majority of the shares of outstanding Common Stock of the Company voting in favor of the Company Contribution (which shares include the shares of Common Stock owned by Tiptree, which intends to vote all of its shares in favor of the Company Contribution), approval of the Tiptree Contribution by the limited partners of Tiptree, receipt of certain third-party consents and filing of the Amended and Restated Charter with MSDAT. Additionally, there is a closing condition that the Care board consist of certain members set forth in the Contribution Agreement upon Closing. Care and Tiptree expect that, if the transaction closes as contemplated, the Company would become a taxable corporation retroactive from the closing date to January 1, 2013. The Company can offer no assurances that the Contribution Transactions will close on the terms described herein, or at all.

The Company has agreed to a “no-shop/no-talk” provision that limits its ability to initiate or solicit, or engage in discussions or negotiations concerning, competing acquisition proposals for more than 20% of the Company. The no-shop provision is subject to exceptions that allow the Company, prior to obtaining stockholder approval of the Company Contribution, to provide information and participate in discussions or negotiations, pursuant to a customary confidentiality agreement, with respect to an acquisition proposal that the Special Committee (as defined below) determines in good faith, after consultation with its outside legal and financial advisors, constitutes, or could reasonably be expected to lead to, a transaction for more than 50% of the Company that is more favorable from a financial point of view to the Company’s stockholders than the transactions contemplated by the Contribution Agreement (a “Superior Proposal”), so long as the Company has not materially breached its non-solicitation obligations.

The Contribution Agreement may be terminated at any time prior to Closing under certain circumstances, including by mutual written consent of the Company and Tiptree, by either the Company or Tiptree if the Contribution Transactions have not been consummated on or before September 30, 2013, by either the Company or Tiptree if the Company’s stockholders do not approve the Company Contribution, and by the Company or Tiptree if the other party breaches any representation, warranty, covenant or other agreement contained in the Contribution Agreement. In addition, the Company may terminate the Contribution Agreement if, prior to obtaining stockholder approval of the Company Contribution, the Company has received a Superior Proposal and has provided notice of such Superior Proposal to Tiptree in accordance with the terms of the Contribution Agreement.

A special committee of the Company’s board of directors (the “Board”) comprised solely of independent, disinterested directors (the “Special Committee”) engaged CohnReznick LLP (“CohnReznick”) to serve as financial advisor to the Special Committee in connection with transactions contemplated by the Contribution Agreement. On December 19, 2012, CohnReznick delivered an opinion to the Special Committee stating that, as of the date of the opinion, the consideration to be received by the Company pursuant to the Contribution Agreement was fair, from a financial point of view, to the Company. The Chairman of the Special Committee will receive $20,000, 1/3 in cash and 2/3 in shares of fully vested Common Stock, as compensation for his services in connection with the transaction. The other two members of the Special Committee will receive $15,000 worth of compensation in the same proportions.

The foregoing summary does not describe all of the terms and conditions contained in the Contribution Agreement and is subject to and qualified in its entirety by reference to the Contribution Agreement (including the Exhibits thereto), a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K (“Form 8-K”), and the terms of which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K regarding the issuance of the Common Units, the shares of Class B Common Stock and the Warrants is incorporated into this Item 3.02 by reference. The issuance and sale of the Common Units, the shares of Class B Common Stock and the Warrants to Tiptree is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Contribution Transactions and pursuant to the Contribution Agreement, on December 31, 2012, Salvatore (Torey) V. Riso, Jr., J. Rainer Twiford and Jean-Michel (Mitch) Wasterlain agreed to resign from the Board subject to, and effective at, the Closing (as defined in the Contribution Agreement).

The Company and Tiptree expect that Geoffrey Kauffman, the President and Chief Executive Officer of Tiptree, and Julia Wyatt, the Chief Financial Officer of Tiptree, will serve in such roles with the expanded Company following the Closing. The Company also expects that following the Closing Mr. Riso (President and Chief Executive Officer) and Joseph B. Sacks (Principal Accounting Officer and Controller) who currently serve in these capacities, will continue to serve in such roles in connection with the continued management of Care’s assets and business, which will be held by a subsidiary of the Operating Subsidiary.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond Care’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this Form 8-K that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “intend,” “target,” and similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the closing of the Contribution Transactions, satisfaction of any closing conditions, the benefits of the Contribution Transactions, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. There are various factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Care’s control, including economic, business, funding market, competitive and/or regulatory factors, as well as factors directly relating to the proposed transaction such as Care’s ability to obtain certain consents and the approval by Care’s stockholders of the Contribution Transactions. Factors such as these are set forth under the captions “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in Care’s most recent Annual Report on Form 10-K and 10-K/A and its quarterly reports on Form 10-Q, and as described in Care’s other filings with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this Form 8-K. Care cannot guarantee the accuracy of any such forward-looking statements contained in this Form 8-K, and is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Care and Tiptree, Care expects to file a proxy statement and other documents with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (when it becomes available) and other documents filed by Care with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Care with the SEC will be available free of charge on Care’s website at www.carereit.com.

Care and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. You can find information about Care’s executive officers and directors in Care’s definitive proxy statement filed with the SEC on April 25, 2012. Additional information regarding the interests of such potential participants will be included in the proxy statement and other documents filed with the

SEC when they become available. You may obtain free copies of these documents from Care using the source indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from registration.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed, or furnished, as applicable, with this Form 8-K.

Exhibit No	Description
2.1	Contribution Agreement, dated as of December 31, 2012, by and among Care Investment Trust Inc., Tiptree Operating Company, LLC and Tiptree Financial Partners, L.P.*

*	Certain schedules have been omitted in accordance with Regulation S-K 601(b)(2). The Company will furnish the omitted schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARE INVESTMENT TRUST INC.

Date: January 3, 2013	By:	/s/ Salvatore (Torey) V. Riso, Jr.

Name: Salvatore (Torey) V. Riso, Jr.
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description
2.1	Contribution Agreement, dated as of December 31, 2012, by and among Care Investment Trust Inc., Tiptree Operating Company, LLC and Tiptree Financial Partners, L.P.*

*	Certain schedules have been omitted in accordance with Regulation S-K 601(b)(2). The Company will furnish the omitted schedules to the U.S. Securities and Exchange Commission upon request.